American Legacy III® Plus Individual Variable Annuity Contracts
Updating Summary Prospectus for Current Contractowners

May 1, 2022
This updating summary prospectus summarizes certain changes to key features of the American Legacy III® Plus variable annuity contract issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company).
You should read this updating summary prospectus carefully, particularly the section titled Important Information You Should Consider about the American Legacy III® Plus contract.
The prospectus for the American Legacy III® Plus variable annuity contract contains more information about the Contract’s features, benefits, and risks. You can find the prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-800-942-5500 or by sending an email request to CustServSupportTeam@lfg.com.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
All prospectuses and other shareholder reports, will be made available on www.lfg.com/VAprospectus. If you wish to receive future shareholder reports in paper, free of charge, please call us at 1-800-942-5500, send an email request to CustServSupportTeam@lfg.com, or contact your registered representative. Your election to receive reports in paper will apply to all funds available under your Contract.

Updated Information About Your Contract
The information in this updating summary prospectus is a summary of certain contract features that have changed since the statutory prospectus dated May 1, 2021. This may not reflect all of the changes that have occurred since you entered into your Contract.
Summary of Recent Contract Changes:
•	Beginning September 1, 2021, Purchase Payments totaling $2 million or more (previously $1 million) are subject to Servicing Office approval.
•	Beginning September 1, 2021, the election of any of the Living Benefit Riders available under your Contract is subject to Servicing Office approval if your Contract Value totals $2 million or more (previously $1 million). This provision does not apply to elections of i4LIFE®.

Important Information You Should Consider About the American Legacy III® Plus Variable Annuity Contract
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	If you make a withdrawal in excess of the free withdrawal amount before the 9th anniversary since your last Purchase Payment, you may be assessed a surrender charge of up to 8.5% of the amount withdrawn, declining to 0% over that time period. For example, if make a withdrawal of $100,000 during the first year after your Purchase Payment, you could be assessed a charge of up to $8,500 on the Purchase Payment withdrawn.			• Fee Tables • Examples • Charges and Other Deductions – Surrender Charge
Transaction Charges	There is currently no charge for a transfer. We reserve the right to charge a $50 fee for each transfer if you make more than 12 transfers in one Contract Year.			• Charges and Other Deductions
Ongoing Fees and Expenses (annual charges)	Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. These charges do not reflect Bonus Credits or Persistency Credits. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			• Fee Tables • Examples • Charges and Other Deductions
	Annual Fee	Minimum	Maximum
	Base Contract – Account Value Death Benefit	1.52%[1]	1.52%[1]
	Base Contract – Guarantee of Principal Death Benefit	1.57%[1]	1.57%[1]
	Base Contract – Enhanced Guaranteed Minimum Death Benefit	1.82%[1]	1.82%[1]
	Investment options (fund fees and expenses)	0.54%[1]	1.18%[1]
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.40%[1]	2.45%[2]
1 As a percentage of average Account Value in the Subaccounts.
2 As an annualized percentage of the Protected Income Base.
Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost: $2,369	Highest Annual Cost: $5,618
	Assumes:	Assumes:
• Investment of $100,000 • 5% annual appreciation • Least expensive fund fees and expenses • No optional benefits • No surrender charges • No additional Purchase Payments, transfers, or withdrawals	• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits, fund fees and expenses
• No surrender charges
• No additional Purchase Payments, transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	• You can lose money by investing in this Contract, including loss of principal.	• Principal Risks • Investments of the Variable Annuity Account
Not a Short-Term Investment	• This Contract is not designed for short-term investing and may not be appropriate for the investor who needs ready access to cash.
• Withdrawals may result in surrender charges. If you take a withdrawal, any surrender charge will reduce the value of your Contract or the amount of money that you actually receive.
	• The benefits of tax deferral, long-term income, and living benefit protections also mean the Contract is more beneficial to investors with a long-term investment horizon.	• Principal Risks • Surrender and Withdrawals • Fee Tables • Charges and Other Deductions • Living Benefit Riders
Risks Associated with Investment Options	• An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose. Performance can vary depending on the performance of the investment options available under the Contract.
• Each investment option (including the fixed account option) has its own unique risks.
	• You should review the investment options before making an investment decision.	• Principal Risks • Investments of the Variable Annuity Account
Insurance Company Risks	• An investment in the Contract is subject to the risks related to us. Any obligations (including under the fixed account option), guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln New York, including our financial strength ratings, is available upon request by calling 1-800-942-5500 or visiting www.LincolnFinancial.com.	• Principal Risks
	RESTRICTIONS	Location in Prospectus
Investments	• The frequency of transfers between investment options is restricted. There are also restrictions on the minimum amount that may be transferred from a variable option and the maximum amount that may be transferred from the fixed account option.
• We reserve the right to charge a $50 fee for each transfer if you make more than 12 transfers in one Contract Year.
	• We reserve the right to remove or substitute any funds as investment options that are available under the Contract.	• Principal Risks • Investments of the Variable Annuity Account
Optional Benefits	• Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
• Excess Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
• You are required to have a certain level of Contract Value for some new rider elections.
• We may modify or stop offering an optional benefit that is currently available at any time.
	• If you elect certain optional benefits, you may be limited in the amount of Purchase Payments that you can make (and when).	• The Contracts • Living Benefit Riders • Appendix B – Investment Requirements • Appendix — Discontinued Living Benefit Riders

	TAXES	Location in Prospectus
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
• If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax deferral under the Contract.
	• Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.	• Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	• Your registered representative may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns on this Contract with the professional’s firm. (Your investment professional may be your broker, investment adviser, insurance agent, or someone else).
	• This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.	• Distribution of the Contracts • Principal Risks
Exchanges	• If you already own a contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new Contract rather than continue to own your existing contract.	• The Contracts - Replacement of Existing Insurance

Appendix A— Funds Available Under The Contract
The following is a list of funds currently available under the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain funds. More information about the funds is available in the Fund’s prospectus, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information at no cost by calling 1-800-942-5500 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
High total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds Asset Allocation Fund - Class 2	0.55%	15.10%	11.71%	11.33%
Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.	American Funds Capital Income Builder® - Class 4	0.77%[2]	14.68%	7.97%	N/A
To provide, over the long term, with a high level of total return consistent with prudent investment management.	American Funds Capital World Bond Fund - Class 2	0.75%	-4.92%	3.49%	2.07%
Long-term growth of capital while providing current income.	American Funds Capital World Growth and Income Fund - Class 2	0.67%[2]	14.78%	13.27%	11.63%
The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	American Funds Global Balanced Fund - Class 2	0.76%[2]	10.79%	10.59%	8.16%
Long-term growth of capital.	American Funds Global Growth Fund - Class 2	0.67%[2]	16.42%	19.70%	15.66%
Long-term growth of capital. A fund of funds.	American Funds Global Growth PortfolioSM - Class 4	0.98%	13.49%	16.42%	N/A
Long-term capital growth.	American Funds Global Small Capitalization Fund - Class 2	0.90%[2]	6.74%	15.45%	12.51%
To provide long-term growth of capital while providing current income. A fund of funds.	American Funds Growth and Income PortfolioSM - Class 4	0.81%	12.32%	11.43%	N/A
Growth of capital.	American Funds Growth Fund - Class 2	0.60%	21.99%	25.43%	19.71%
Long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2	0.54%	24.10%	16.39%	15.42%
To provide investors with a high level of current income; capital appreciation is the secondary objective.	American Funds High-Income Trust - Class 2	0.55%[2]	8.42%	6.58%	6.23%
Long-term growth of capital.	American Funds International Fund - Class 2	0.79%	-1.50%	9.63%	8.13%
Long-term growth of capital while providing current income.	American Funds International Growth and Income Fund - Class 2	0.78%[2]	5.37%	8.76%	6.95%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. A fund of funds.	American Funds Managed Risk Asset Allocation Fund - Class P2	0.90%[2]	12.50%	8.94%	N/A
High total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. A fund of funds.	American Funds Managed Risk Global Allocation PortfolioSM - Class P2	1.06%[2]	8.70%	8.92%	N/A
Long-term growth of capital and current income while seeking to manage volatility and provide downside protection. A fund of funds.	American Funds Managed Risk Growth and Income PortfolioSM - Class P2	0.93%[2]	10.93%	9.05%	N/A
To provide growth of capital while seeking to manage volatility and provide downside protection. A fund of funds.	American Funds Managed Risk Growth Fund - Class P2	0.94%[2]	12.89%	17.90%	N/A
Long-term growth of capital while seeking to manage volatility and provide downside protection. A fund of funds.	American Funds Managed Risk Growth PortfolioSM - Class P2	0.95%[2]	11.29%	11.26%	N/A
To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. A fund of funds.	American Funds Managed Risk Growth-Income Fund - Class P2	0.88%[2]	15.05%	12.08%	N/A
To provide long-term growth of capital while seeking to manage volatility and provide downside protection. A fund of funds.	American Funds Managed Risk International Fund - Class P2	1.10%[2]	-4.13%	5.95%	N/A
To produce income and to provide an opportunity for growth of principal consistent with sound common stock investing while seeking to manage volatility and provide downside protection. A fund of funds.	American Funds Managed Risk Washington Mutual Investors Fund - Class P2	0.89%[2]	17.11%	7.01%	N/A
To provide current income and preservation of capital.	American Funds Mortgage Fund - Class 2	0.50%[2]	-0.56%	2.51%	2.25%
Long-term capital appreciation.	American Funds New World Fund® - Class 2	0.82%[2]	4.92%	13.25%	8.67%
To provide as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America - Class 2	0.45%[2]	-0.31%	4.25%	3.27%
To provide a high level of current income consistent with preservation of capital.	American Funds U.S. Government Securities Fund - Class 2	0.47%[2]	-0.62%	3.30%	2.29%
To provide the investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.	American Funds Ultra-Short Bond Fund - Class 2	0.56%	-0.55%	0.58%	0.08%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds Washington Mutual Investors Fund - Class 2	0.52%[2]	27.78%	12.50%	13.75%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP American Balanced Allocation Fund - Service Class	0.92%[2]	10.24%	10.39%	8.71%
A balance between a high level of current income and growth of capital. A fund of funds.	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	0.94%	8.97%	8.39%	N/A
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP American Global Growth Allocation Managed Risk Fund - Service Class	0.98%	10.78%	9.78%	N/A
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP American Growth Allocation Fund - Service Class	0.94%[2]	10.50%	11.28%	9.57%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP American Income Allocation Fund - Service Class	0.92%[2]	7.01%	8.15%	6.72%
Current income, consistent with the preservation of capital. A fund of funds.	LVIP American Preservation Fund - Service Class	0.83%[2]	-0.86%	2.07%	N/A
[1]	The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
[2]	This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

Appendix B — Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at Contract issue or add it to an existing Contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements will apply to your Contract. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Account Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your Contract.
Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected Living Benefit Riders (except for Lincoln SmartSecurity® Advantage or 4LATER® Advantage) between January 20, 2009 and June 30, 2009 are subject to the following Investment Requirements on the investments in their Contracts.
You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. (This portfolio rebalancing will continue while a death claim is being settled, if the Living Benefit Rider could continue on an additional measuring life.) On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a proportionate basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.
We have divided the Subaccounts of your Contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your Contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund
Templeton Global Bond VIP Fund	All other Subaccounts except as described below.
The AB VPS Sustainable Global Thematic Portfolio, the ClearBridge Variable Mid Cap Portfolio, the Delaware VIP® Emerging Markets Series, the LVIP Delaware REIT Fund, the Deutsche Alternative Asset Allocation VIP Portfolio, the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, the LVIP SSGA Emerging Markets 100 Fund, the LVIP Emerging Markets Equity Index Fund and the PIMCO VIT CommodityRealReturn® Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or Account Value under i4LIFE® Advantage among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value or Account Value under i4LIFE® Advantage to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.
•	American Century VP Balanced Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Allocation VIP Fund
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation Fund
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT Large Cap Value Fund
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
•	Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value or i4LIFE® Advantage Account Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your Contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
Riders purchased on or after June 30, 2009.

For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain Living Benefit Riders guarantee you the right to transition to a version of the i4LIFE® Guaranteed income Benefit even if that version is no longer available for purchase. If you transition to i4LIFE® Guaranteed Income Benefit, the Investment Requirements under your Prior Living Benefit Rider continue to apply. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your Contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a proportionate basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.
Investment Requirements for elections of i4LIFE® Advantage Select Guaranteed Income Benefit. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit you must currently allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among one or more of the following Subaccounts.
•	American Funds Capital Income Builder®*
•	American Funds Global Balanced Fund
•	American Funds Global Growth PortfolioSM*
•	American Funds Growth and Income PortfolioSM
•	American Funds Managed Risk Asset Allocation PortfolioSM
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth Fund*
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth-Income Fund*
•	American Funds Managed Risk International Fund*
•	American Funds Managed Risk Washington Mutual Investors Fund*
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund*
•	LVIP American Global Growth Allocation Managed Risk Fund*
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

* These funds are only available for riders elected on or after May 21, 2018.
The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, contracts that purchase i4LIFE® Advantage Select Guaranteed Income Benefit prior to January 9, 2017 may allocate 100% of your Account Value among the American Funds Asset Allocation Fund (85%) and the American Funds U.S. Government Securities Fund (15%).
Contracts that purchase i4LIFE® Advantage Select Guaranteed Income Benefit on or after January 9, 2017 may allocate 100% of the Account Value in accordance with the American Funds Asset Allocation Fund & American Funds U.S. Government Securities Fund asset allocation model made available to you by your broker-dealer. If you terminate the asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Investment Requirements for elections of i4LIFE® Advantage Guaranteed Income Benefit (version 4) on or after January 11, 2016. You must currently allocate your Account Value among one or more of the following subaccounts:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Capital World Bond Fund American Funds Mortgage Fund American Funds The Bond Fund of America American Funds U.S. Government Securities Fund LVIP American Preservation Fund	American Funds Asset Allocation Fund
American Funds Capital Income Builder®
American Funds Capital World Growth and Income Fund
American Funds Global Balanced Fund
American Funds Global Growth Fund
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Trust
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Ultra-Short Bond Fund
American Funds Washington Mutual Investors Fund
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
American Funds Global Small Capitalization Fund American Funds New World Fund®
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Account Value among the Subaccounts listed below. If you allocate less than 100% of Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Capital World Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Mortgage Fund
•	American Funds The Bond Fund of America
•	American Funds U.S. Government Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

Investment Requirements for all other Living Benefit Riders. You must currently allocate your Contract Value or i4LIFE® Advantage Account Value among one or more of the following subaccounts:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Capital World Bond Fund American Funds Mortgage Fund American Funds The Bond Fund of America American Funds U.S. Government Securities Fund LVIP American Preservation Fund	All other Subaccounts except as described below.	No Subaccounts at this time.
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Capital World Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM

•	American Funds Mortgage Fund
•	American Funds The Bond Fund of America
•	American Funds U.S. Government Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models depending on when you purchased your Contract, made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your Contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.

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This updating summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the Contract, both dated May 1, 2022, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.
SEC File Nos. 333-141761; 811-08441
EDGAR Contract Identifier C000049428